UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 19, 2006

__________________

TRAMMELL CROW COMPANY

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13531 (Commission File Number)	75-2721454 (I.R.S. Employer Identification Number)
2001 Ross Avenue Suite 3400 Dallas, Texas (Address of principal executive offices)		75201 (Zip code)

Registrant’s telephone number, including area code:  (214) 863-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Trammell Crow Company (the “Company”) will make a presentation focused on the Company’s development and outsourcing business at the Morgan Stanley Business & Professional Services Conference on June 21, 2006.  In addition, Company executives will participate in a question and answer session with conference attendees.  The Company’s presentation will be accessible via live webcast at 10:00 a.m. ET on June 21, 2006, on the Investor Relations page of the Company’s website at www.trammellcrow.com.  An archive of the webcast will be available for viewing until July 26, 2006.  A copy of the Company’s presentation slides is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

In accordance with General Instruction B.2. of Form 8-K, the information furnished in this report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in another document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibit 99.1, or that any such information includes material investor information that is not otherwise publicly available.

The information contained in this report on Form 8-K, including the information contained in Exhibit 99.1, is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information contained in Exhibit 99.1, although the Company may do so from time to time as its management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit Title

99.1	Trammell Crow Company Presentation Slides*

*Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAMMELL CROW COMPANY

Date: June 19, 2006	By:	/s/ Derek R. McClain
Derek R. McClain
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Trammell Crow Company Presentation Slides*

*Furnished herewith.